UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 12, 2004
                                                         ----------------

                               INFOCROSSING, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                  DELAWARE                0-20824          13-3252333
      -------------------------------   -----------   ------------------
      (State or other Jurisdiction of   Commission      (IRS Employer
       Incorporation or Organization)   File Number   Identification No.)



             2 Christie Heights Street Leonia, New Jersey     07605
             ------------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (201) 840-4700
                                                           --------------
                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

     This report may contain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; technological changes; retention of customers; the Company's dependence upon third-party suppliers; retention of customers; intellectual property rights; difficulties with the integration of Infocrossing West, Inc. f/k/a ITO Acquisition Corporation d/b/a Systems Management Specialists and Infocrossing Healthcare Services, Inc. and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.


ITEM 7.01         REGULATION FD DISCLOSURE

     Infocrossing, Inc. (the "Company") has scheduled a conference call for today, October 12, 2004, at 4:00 PM Eastern Daylight Time to discuss the Company's previously announced acquisition of the healthcare processing business of Verizon Information Technologies, Inc. (VITI). A copy of the announcement is furnished herewith as Exhibit 99.

     Infocrossing paid $43.5 million in cash to acquire the segment of VITI that provides managed care, Medicare, and Medicaid processing services. Immediately following the closing of the transaction, VITI's name was changed to Infocrossing Healthcare Services, Inc., and Michael J. Luebke was appointed President of the new subsidiary.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

     (c)          Exhibits furnished but not filed.

                  99      Press Release of the Company, dated October 12, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INFOCROSSING, INC.


Date:  October 12, 2004                     By: /s/ WILLIAM J. McHALE
                                              ----------------------------------
                                              William J. McHale
                                              SVP - Finance